_____________________________________________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 15, 2009
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

One Market, Spear Tower Suite 2400 San Francisco, California 94105 (Address of principal executive offices) (Zip Code) (415) 267-7000 (Registrant's telephone number, including area code)	77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-7000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2010 Officer Compensation

On December 15, 2009, the Compensation Committee of the PG&E Corporation Board of Directors (Committee) approved the PG&E Corporation 2010 Short-Term Incentive Plan (STIP) under which officers and employees of PG&E Corporation and Pacific Gas and Electric Company (Utility) may receive cash awards based on the extent to which specified performance targets for each STIP component are achieved.  Corporate financial performance, as measured by PG&E Corporation’s earnings from operations, will determine 50 percent of the incentive.  Operational performance will be measured using the following five factors: improvements in electric and gas distribution system reliability (with a 15 percent weighting), the achievement of safety goals (with a 10 percent weighting), the results of a customer satisfaction and brand health survey (with a 15 percent weighting), the results of an employee engagement survey (with a 5 percent weighting), and environmental leadership as measured by environmental compliance and the success of efforts to reduce energy use, water use and solid waste at the Utility’s facilities (with a 5 percent weighting).  The Committee will approve the specific performance targets for each STIP component in February 2010.

Item 8.01.  Other Events

Energy Efficiency Programs and Incentive Ratemaking

On December 17, 2009, the California Public Utilities Commission (CPUC) awarded the Utility energy efficiency incentive revenues of $33.4 million based on the Utility’s achievement of energy efficiency savings during the 2006-2008 energy efficiency program cycle.  To resolve the Utility’s second interim claim, the CPUC relied upon energy savings data presented in the CPUC’s Energy Division’s second interim verification report issued on October 15, 2009.  Consistent with the incentive award process previously adopted by the CPUC, the CPUC held back an additional $40.3 million of incentive revenues. The additional amount of incentive revenues that the Utility could receive, if any, will be determined after final energy savings for the 2006-2008 program cycle are verified and the true-up process is completed in 2010.  The CPUC adopted a schedule for the final true-up process that calls for the release of a proposed decision by July 15, 2010 and a final decision in September 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

Dated: December 17, 2009	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

Dated: December 17, 2009	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary